                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
               pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  December 27, 2004


(i)    Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)  $0.00
                                     --------------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)  $11,621,388.22
                                     --------------------
                                (2) ( $ 0.0000204        , per $1,000 original principal amount of the Notes)
                                     --------------------

(ii)   Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)  $0.00                    2.0900000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)  $1,607,436.39            2.2800000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ 0.0000028       , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   1.5862500%
                                                                                                 ---------------------
            (2)  The Student Loan Rate was:           Not Applicable
                                                    --------------------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed
       (if any) and amount remaining (if any):

       (a)  Distributed:   (1)  $0.00
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $ -
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------

(iv)   Pool Balance at end of related Collection Period:           $301,886,025.00
                                                                   -------------------------

(v)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $0.00
                                                                        -------------------------
            (2)  Class A-1 Note Pool Factor:                     -
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $267,286,025.00
                                                                        -------------------------
            (2)  Class A-2 Note Pool Factor:               0.46859401
                                                    --------------------

(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:          $322,063.38
                                                                                  --------------------
            (2)   $ 0.3878413        , per $1,000 original principal amount of the Notes.
                 --------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:   $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:       $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                  ---------------
                       $ 0.0036127        , per $1,000 original principal amount of the Notes
                      --------------------
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                                                                          Page 2



(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:             $2,295.25
                                                                                                        ----------------
       (b)  Delinquent Contracts                      # Disb.         %               $ Amount             %
                                                      -------         -               --------             -
            30-60 Days Delinquent                         513       1.87%           $  7,463,845          2.72%
            61-90 Days Delinquent                         245       0.89%           $  3,533,281          1.29%
            91-120 Days Delinquent                        126       0.46%           $  1,808,702          0.66%
            More than 120 Days Delinquent                 268       0.98%           $  4,535,288          1.65%
                                                      -------       ----            ------------          ----
               TOTAL                                    1,152       4.20%           $ 17,341,116          6.33%

(viii) Amount in the Reserve Account:          $1,297,500.00
                                               --------------------

(ix)   (a)  Cumulative TERI Claims Ration as of Distribution Date       9.15%
                                                                        ----------
       (b)  TERI Trigger Event has not occurred.






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